Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Capital Z Partners, L.P.

Address of Joint Filer:	142 West 57th Street, 3rd Floor
New York, New York 10019

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Caremark Ulysses Holding Corp. (UAM)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	4/29/11

Designated Filer:	Capital Z Partners, Ltd.

May 5, 2011
Date

Signature:

CAPITAL Z PARTNERS, L.P.
By: Capital Z Partners, Ltd.,
 its General Partner

 By: /s/ Craig Fisher
_____________________________________
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

Joint Filer Information

Name of Joint Filer:	Capital Z Financial Services Fund II, L.P.

Address of Joint Filer:	142 West 57th Street, 3rd Floor
New York, New York 10019

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Caremark Ulysses Holding Corp. (UAM)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	4/29/11

Designated Filer:	Capital Z Partners, Ltd.

May 5, 2011
Date

Signature:

CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
By: Capital Z Partners, L.P.,
 its General Partner
By: Capital Z Partners, Ltd.,
 its General Partner

 By: /s/ Craig Fisher
_____________________________________
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

Joint Filer Information

Name of Joint Filer:	Capital Z Financial Services Private Fund II, L.P.

Address of Joint Filer:	142 West 57th Street, 3rd Floor
New York, New York 10019

Relationship of Joint Filer to Issuer:	Other (1)

Issuer Name and Ticker or Trading Symbol:	Caremark Ulysses Holding Corp. (UAM)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	4/29/11

Designated Filer:	Capital Z Partners, Ltd.

 Notes:

(1) Capital Z Financial Services Private Fund II, L.P. may be deemed to be part of a "group" (within the meaning of Rule 13d-5(b) under the
 Securities Exchange Act of 1934, as amended).

May 5, 2011
Date

Signature:

CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
By: Capital Z Partners, L.P.,
 its General Partner
By: Capital Z Partners, Ltd.,
 its General Partner

 By: /s/ Craig Fisher
_____________________________________
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

Joint Filer Information

Name of Joint Filer:	Capital Z Management, LLC

Address of Joint Filer:	142 West 57th Street, 3rd Floor
New York, New York 10019

Relationship of Joint Filer to Issuer:	Other (1)

Issuer Name and Ticker or Trading Symbol:	Caremark Ulysses Holding Corp. (UAM)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	4/29/11

Designated Filer:	Capital Z Partners, Ltd.

 Notes:

(1) Capital Z Management, LLC may be deemed to be part of a "group"
 (within the meaning of Rule 13d-5(b) under the Securities Exchange
 Act of 1934, as amended).

May 5, 2011
Date

Signature:

CAPITAL Z MANAGEMENT, LLC

By: /s/ Craig Fisher
 _____________________________________
 Name: Craig Fisher
 Title: General Counsel - Authorized Signatory

Joint Filer Information

Name of Joint Filer:	Capital Z Partners III, LP

Address of Joint Filer:	142 West 57th Street, 3rd Floor
New York, New York 10019

Relationship of Joint Filer to Issuer:	Other (1)

Issuer Name and Ticker or Trading Symbol:	Caremark Ulysses Holding Corp. (UAM)

Date of Event Requiring
Statement (Month/Day/Year):	4/29/11

Designated Filer:	Capital Z Partners, Ltd.

 Notes:

(1) Capital Z Partners III, LP may be deemed to be part of a "group"
 (within the meaning of Rule 13d-5(b) under the Securities Exchange
 Act of 1934, as amended).

May 5, 2011
Date

Signature:

CAPITAL Z PARTNERS III, LP

By: Capital Z Partners III GP, L.P.,
 its General Partner
By: Capital Z Partners III GP, Ltd.
 its General Partner

 By: /s/ Craig Fisher
_____________________________________
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

Joint Filer Information

Name of Joint Filer:	Capital Z Partners III GP, L.P.

Address of Joint Filer:	142 West 57th Street, 3rd Floor
New York, New York 10019

Relationship of Joint Filer to Issuer:	Other (1)

Issuer Name and Ticker or Trading Symbol:	Caremark Ulysses Holding Corp. (UAM)

Date of Event Requiring
Statement (Month/Day/Year):	4/29/11

Designated Filer:	Capital Z Partners, Ltd.

 Notes:

(1) Capital Z Partners III GP, L.P. may be deemed to be part of a "group"
 (within the meaning of Rule 13d-5(b) under the Securities Exchange
 Act of 1934, as amended).

May 5, 2011
Date

Signature:

CAPITAL Z PARTNERS III GP, L.P.

By: /s/ Craig Fisher
 _____________________________________
 Name: Craig Fisher
 Title: General Counsel - Authorized Signatory

Joint Filer Information

Name of Joint Filer:	Capital Z Partners III GP, Ltd.

Address of Joint Filer:	142 West 57th Street, 3rd Floor
New York, New York 10019

Relationship of Joint Filer to Issuer:	Other (1)

Issuer Name and Ticker or Trading Symbol:	Caremark Ulysses Holding Corp. (UAM)

Date of Event Requiring
Statement (Month/Day/Year):	4/29/11

Designated Filer:	Capital Z Partners, Ltd.

 Notes:

 (1)Capital Z Partners III GP, Ltd. may be deemed to be part of a "group"
 (within the meaning of Rule 13d-5(b) under the Securities Exchange
 Act of 1934, as amended).

May 5, 2011
Date

Signature:

CAPITAL Z PARTNERS III GP, LTD.

By: /s/ Craig Fisher
 _____________________________________
 Name: Craig Fisher
 Title: General Counsel - Authorized Signatory

Joint Filer Information

Name of Joint Filer:	Capital Z Partners Management, LLC

Address of Joint Filer:	142 West 57th Street, 3rd Floor
New York, New York 10019

Relationship of Joint Filer to Issuer:	Other (1)

Issuer Name and Ticker or Trading Symbol:	Caremark Ulysses Holding Corp. (UAM)

Date of Event Requiring
Statement (Month/Day/Year):	4/29/11

Designated Filer:	Capital Z Partners, Ltd.

 Notes:

(1) Capital Z Partners Management, LLC may be deemed to be part of a
 "group" (within the meaning of Rule 13d-5(b) under the Securities
 Exchange Act of 1934, as amended).

May 5, 2011
Date

Signature:

CAPITAL Z PARTNERS MANAGEMENT, LLC

By: /s/ Craig Fisher
 ______________________________________
 Name: Craig Fisher
 Title: General Counsel - Authorized Signatory

Joint Filer Information

Name of Joint Filer:	Capital Z Partners III Universal, LP

Address of Joint Filer:	142 West 57th Street, 3rd Floor
New York, New York 10019

Relationship of Joint Filer to Issuer:	Other (1)

Issuer Name and Ticker or Trading Symbol:	Caremark Ulysses Holding Corp. (UAM)

Date of Event Requiring
Statement (Month/Day/Year):	4/29/11

Designated Filer:	Capital Z Partners, Ltd.

 Notes:

(1) Capital Z Partners III Universal, LP may be deemed to be part of a "group"
 (within the meaning of Rule 13d-5(b) under the Securities Exchange
 Act of 1934, as amended).

May 5, 2011
Date

Signature:

CAPITAL Z PARTNERS III UNIVERSAL, LP

 By: /s/ Craig Fisher
_____________________________________
Name: Craig Fisher
Title: General Counsel - Authorized Signatory